Exhibit 99.1

NEWS RELEASE

For information contact:

Kevin B. Habicht

Chief Financial Officer

(407) 265-7348	FOR IMMEDIATE RELEASE
February 17, 2011

OPERATING RESULTS ANNOUNCED

BY NATIONAL RETAIL PROPERTIES, INC.

Orlando, Florida, February 17, 2011 – National Retail Properties, Inc. (NYSE: NNN), a real estate investment trust, today announced operating results for the quarter and year ended December 31, 2010. Highlights include:

Operating Results:

•	Revenues, net earnings, FFO and AFFO available to common stockholders:

	Quarter Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(in thousands, except per share data)
Revenues	$59,440	$57,508	$229,056	$230,814

Net earnings (loss) available to common stockholders	$12,519	$(14,223)	$66,212	$48,025
Net earnings (loss) per common share (diluted)	$0.15	$(0.17)	$0.80	$0.60

FFO available to common stockholders	$23,990	$(3,531)	$108,328	$89,506
FFO per common share (diluted)	$0.29	$(0.04)	$1.31	$1.12

AFFO available to common stockholders	$34,851	$31,682	$131,721	$138,513
AFFO per common share (diluted)	$0.41	$0.39	$1.59	$1.73

•	Investment Portfolio occupancy was 96.9% at December 31, 2010, as compared to 97.1% at September 30, 2010, and 96.4% at December 31, 2009

2010 Highlights:

•	Generated FFO per share excluding impairments of $1.45 per share and AFFO per share of $1.59 per share

•	Dividends per share increased to $1.51 marking the twenty first consecutive year of annual dividend increases - one of only 114 public companies with 21 or more consecutive annual dividend increases

•	Invested $256.6 million in 194 properties

•	Sold 18 properties for $58.8 million producing $1.7 million of gains on sale (not included in FFO)

•	Balance sheet and occupancy remained strong at sector leading levels

•	Total return to shareholders rose to 33.0% for 2010 and the average annual total return for the past 15 years rose to 13.6%

450 S. Orange Ave., Suite 900 | Orlando, FL 32801 (800) NNN-REIT | www.nnnreit.com

Investments and Dispositions for the quarter ended December 31, 2010:

•	Investments:

•	$128.7 million in the Investment Portfolio, including acquiring 159 properties with an aggregate 1.3 million square feet of gross leasable area

•	Dispositions:

•	One Investment property with an aggregate 20,000 square feet of gross leasable area, with net proceeds of $3.2 million, resulting in a gain of $122,000

Investments and Dispositions for the year ended December 31, 2010:

•	Investments:

•	$256.1 million in the Investment Portfolio, including acquiring 194 properties with an aggregate 1.7 million square feet of gross leasable area

•	Dispositions:

•	14 Investment properties with an aggregate 100,000 square feet of gross leasable area, with net proceeds of $16.0 million, resulting in a gain of $1.1 million

•	Four Inventory properties with net proceeds of $42.8 million

Capital transactions for the quarter ended December 31, 2010:

•	Issued 130,018 shares of common stock generating $3,472,000 of net proceeds pursuant to the Dividend Reinvestment and Stock Purchase Plan

Craig Macnab, Chief Executive Officer, commented: “2010’s results were in line with our expectations and do not include the high level of lease termination fee income and gains from debt repurchases reported in 2009. While the acquisition pace in 2010 started slower than originally anticipated, acquisitions totaling $217.0 million in the second half of the year have positioned NNN well for a solid start to 2011’s operating results. As has been the case for years, our occupancy and balance sheet have remained very strong.”

National Retail Properties invests primarily in high-quality retail properties subject generally to long-term, net leases. As of December 31, 2010, the company owned 1,195 Investment Properties in 46 states with a gross leasable area of approximately 13.0 million square feet. For more information on the company, visit www.nnnreit.com.

Management will hold a conference call on February 17, 2011, at 10:30 a.m. ET to review these results. The call can be accessed on the National Retail Properties web site live at http://www.nnnreit.com. For those unable to listen to the live broadcast, a replay will be available on the company’s web site. In addition, a summary of any earnings guidance given on the call will be posted to the company’s web site.

Statements in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, changes in interest rates, increases in operating costs, the availability of capital, and the profitability of the company’s taxable subsidiary. Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the company or the SEC. Such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. National Retail Properties undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

The reported results are preliminary and not final and there can be no assurance that the results will not vary from the final information filed on Form 10-K with the SEC for the year ended December 31, 2010. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

Funds From Operations, commonly referred to as FFO, is a relative non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is used by the company as follows: net earnings (computed in accordance with GAAP) plus depreciation and amortization of assets unique to the real estate industry, excluding gains (or including losses) on the disposition of certain assets, and the company’s share of these items from the company’s unconsolidated partnerships.

FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the company’s performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. The company’s computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to FFO, as defined by NAREIT, is included in the financial information accompanying this release.

Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO further adjusts FFO for certain non-cash items that reduce or increase net income in accordance with GAAP. Management considers AFFO a useful supplemental measure of the company’s performance. The company’s computation of AFFO may differ from the calculation used by other equity REITs and therefore may not be comparable to such other REITs. A reconciliation of net earnings to AFFO is included in this release.

The company has determined that there are earnings from discontinued operations in each of its segments, real estate held for investment and real estate held for sale. All property dispositions from the company’s held for investment segment are classified as discontinued operations. In addition, certain properties in the company’s held for sale segment that have generated revenues before disposition are classified as discontinued operations. The results of operations for prior periods for these properties now classified as discontinued operations have been restated to reflect the results in earnings from discontinued operations for comparability purposes. These adjustments resulted in a decrease in the company’s reported total revenues and total and per share earnings from continuing operations and an increase in the company’s earnings from discontinued operations. However, the company’s total and per share FFO and net earnings available to common stockholders are not affected.

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Income Statement Summary

Revenues:
Rental and earned income	$55,778	$53,283	$215,132	$213,666
Real estate expense reimbursement from tenants	2,409	2,097	7,438	8,361
Interest and other income from real estate transactions	498	975	3,026	4,535
Interest income on commercial mortgage residual interests	755	1,153	3,460	4,252

	59,440	57,508	229,056	230,814

Disposition of real estate, Inventory Portfolio:
Gross proceeds	—	600	5,600	953
Costs	—	(599)	(4,959)	(916)

Gain	—	1	641	37

Retail operations:
Revenues	8,500	8,277	32,958	15,595
Operating expenses	(8,133)	(7,601)	(31,647)	(15,176)

Net	367	676	1,311	419

Operating expenses:
General and administrative	5,464	5,745	22,778	21,773
Real estate	3,928	3,737	13,534	13,642
Depreciation and amortization	12,705	12,508	48,328	46,539
Impairment losses and other charges	7,525	27,200	7,458	36,080
Impairment - commercial mortgage residual interests valuation adjustment	146	498	3,995	498
Restructuring charges	—	—	—	731

	29,768	49,688	96,093	119,263

Other expenses (revenues):
Interest and other income	(343)	(350)	(1,513)	(1,372)
Interest expense	16,655	15,728	65,179	62,151

	16,312	15,378	63,666	60,779

Income tax benefit (expense)	23	(136)	(475)	1,048
Equity in earnings of unconsolidated affiliate	108	107	428	421
Gain on extinguishment of debt	—	—	—	3,432

Earnings (loss) from continuing operations	13,858	(6,910)	71,202	56,129

Earnings (loss) from discontinued operations:
Real estate, Investment Portfolio, net of income tax expense	318	(2,605)	1,859	1,776
Real estate, Inventory Portfolio, net of income tax expense	36	(1,922)	292	(1,506)

Earnings (loss) including noncontrolling interests	14,212	(11,437)	73,353	56,399

Loss (earnings) attributable to noncontrolling interests:
Continuing operations	(5)	(979)	(367)	(1,423)
Discontinued operations	8	(111)	11	(166)

	3	(1,090)	(356)	(1,589)

Net earnings (loss) attributable to NNN	14,215	(12,527)	72,997	54,810
Series C preferred stock dividends	(1,696)	(1,696)	(6,785)	(6,785)

Net earnings (loss) available to common stockholders	$12,519	$(14,223)	$66,212	$48,025

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Weighted average common shares outstanding:
Basic	82,899	81,668	82,716	79,846

Diluted	84,041	81,786	82,849	79,953

Net earnings (loss) per share available to common stockholders:
Basic:
Continuing operations	$0.15	$(0.12)	$0.77	$0.60
Discontinued operations	—	(0.06)	0.03	—

Net earnings	$0.15	$(0.18)	$0.80	$0.60

Diluted:
Continuing operations	$0.15	$(0.12)	$0.77	$0.60
Discontinued operations	—	(0.05)	0.03	—

Net earnings	$0.15	$(0.17)	$0.80	$0.60

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Funds From Operations (FFO) Reconciliation:
Net earnings (loss) available to common stockholders	$12,519	$(14,223)	$66,212	$48,025
Real estate depreciation and amortization:
Continuing operations	11,526	11,289	43,464	42,838
Discontinued operations	22	119	186	1,438
Joint venture real estate depreciation	45	44	178	178
Gain on disposition of real estate - Investment Portfolio	(122)	(759)	(1,134)	(2,392)
Gain on disposition of real estate - Inventory Portfolio (TRS)	—	(1)	(578)	(581)

Total FFO adjustments	11,471	10,692	42,116	41,481

FFO available to common stockholders	$23,990	$(3,531)	$108,328	$89,506

FFO per share:
Basic	$0.29	$(0.04)	$1.31	$1.12

Diluted	$0.29	$(0.04)	$1.31	$1.12

Adjusted Funds From Operations (AFFO) Reconciliation:
Net earnings (loss) available to common stockholders	$12,519	$(14,223)	$66,212	$48,025
Total FFO adjustments	11,471	10,692	42,116	41,481

FFO available to common stockholders	23,990	(3,531)	108,328	89,506

Straight-line accrued rent	285	(715)	(74)	(2,243)
Net capital lease rent adjustment	400	360	1,544	1,378
Below market rent amortization	(99)	(93)	(376)	(1,074)
Stock based compensation expense	1,284	1,020	5,309	4,172
Capitalized interest expense	(257)	(163)	(617)	(1,243)
Convertible debt interest expense	1,577	1,476	6,154	5,809
Impairment losses and other charges	7,525	32,830	7,458	41,710
Impairment - commercial mortgage residual interests valuation adjustment	146	498	3,995	498

Total AFFO adjustments	10,861	35,213	23,393	49,007

AFFO available to common stockholders	$34,851	$31,682	$131,721	$138,513

AFFO per share:
Basic	$0.42	$0.39	$1.59	$1.73

Diluted	$0.41	$0.39	$1.59	$1.73

Other Information:
Percentage rent	$577	$757	$959	$1,340

Amortization of debt costs	$1,163	$1,152	$4,599	$3,408

Scheduled debt principal amortization (excluding maturities)	$263	$258	$1,051	$1,000

Non-real estate depreciation expense	$21	$74	$287	$301

National Retail Properties, Inc.

(in thousands)

(unaudited)

Earnings from Discontinued Operations: The company has classified its investment assets sold and leasehold interests expired as discontinued operations. In addition, the company has classified any investment or revenue generating inventory asset that was held for sale at December 31, 2010, as discontinued operations. The following is a summary of earnings from discontinued operations.

	Quarter Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Earnings (loss) from Discontinued Operations - Investment Portfolio:
Revenues:
Rental and earned income	$303	$250	$1,181	$4,786
Real estate expense reimbursement from tenants	8	68	48	208
Interest and other income from real estate transactions	1	118	21	118
Interest and other (expense) income from non-real estate	—	(2)	—	5

	312	434	1,250	5,117

Expenses:
General and administrative	8	4	16	7
Real estate	86	171	309	784
Depreciation and amortization	22	119	186	1,438
Impairment losses and other charges	—	3,536	—	3,536

	116	3,830	511	5,765

Gain on disposition of real estate	122	759	1,134	2,392
Income tax benefit (expense)	—	32	(14)	32

Earnings (loss) from discontinued operations attributable to NNN	$318	$(2,605)	$1,859	$1,776

Earnings (loss) from Discontinued Operations - Inventory Portfolio:
Revenues:
Rental income	$501	$1,219	$3,369	$4,975
Real estate expense reimbursement from tenants	104	206	1,358	1,513
Interest and other income from real estate transactions	4	37	513	141
Interest and other income from non-real estate	—	—	3	—

	609	1,462	5,243	6,629

Disposition of real estate:
Gross proceeds	—	—	37,470	5,402
Costs	—	—	(37,170)	(4,844)

Gain	—	—	300	558

Expenses:
General and administrative	4	30	71	116
Real estate	137	232	1,755	2,169
Depreciation and amortization	22	64	159	323
Impairment losses and other charges	—	2,094	—	2,094
Interest	383	984	2,655	3,790

	546	3,404	4,640	8,492

Income tax benefit (expense)	(27)	20	(611)	(201)

Earnings (loss) from discontinued operations including noncontrolling interests	36	(1,922)	292	(1,506)
Loss (earnings) attributable to noncontrolling interests	8	(111)	11	(166)

Earnings (loss) from discontinued operations attributable to NNN	$44	$(2,033)	$303	$(1,672)

National Retail Properties, Inc.

(in thousands)

(unaudited)

	Quarter Ended December 31,				Year Ended December 31,
	2010		2009		2010		2009
	# of Properties	Gain	# of Properties	Gain	# of Properties	Gain	# of Properties	Gain

Real Estate Disposition Summary:
Reconciliation of gain on disposition between continuing and discontinued operations:
Continuing operations	—	$—	1	$1	2	$641	2	$37
Discontinued operations:
Investment Portfolio	1	122	3	759	14	1,134	9	2,392
Inventory Portfolio	—	—	—	—	2	300	2	558
Noncontrolling interest, Inventory Portfolio	—	—	—	—	—	(363)	—	(14)

	1	$122	4	$760	18	$1,712	13	$2,973

Reconciliation of gain on disposition by type:
Inventory Portfolio:
Development	—	$—	1	$1	4	$941	3	$583
Exchange	—	—	—	—	—	—	1	12
Noncontrolling interest, Development	—	—	—	—	—	(363)	—	(14)

Total Inventory gain (TRS)	—	—	1	1	4	578	4	581

Investment Portfolio	1	122	3	759	14	1,134	9	2,392

	1	$122	4	$760	18	$1,712	13	$2,973

National Retail Properties, Inc.

(in thousands)

(unaudited)

	December 31, 2010	December 31, 2009
Balance Sheet Summary

Assets:
Cash and cash equivalents	$2,048	$15,225
Receivables, net of allowance	3,403	1,946
Investment in unconsolidated affiliate	4,515	4,703
Mortgages, notes and accrued interest receivable	30,331	41,976
Real estate, Investment Portfolio:
Accounted for using the operating method, net of accumulated depreciation and amortization	2,519,950	2,328,576
Accounted for using the direct financing method	29,773	31,317
Real estate, Inventory Portfolio, held for sale	32,076	72,423
Commercial mortgage residual interests	15,915	20,153
Accrued rental income, net of allowance	25,535	25,745
Other assets	50,029	48,898

Total assets	$2,713,575	$2,590,962

Liabilities:
Line of credit payable	$161,000	$—
Mortgages payable	24,269	25,290
Notes payable - convertible	349,534	343,380
Notes payable, net of unamortized discount	598,882	618,676
Other liabilities	51,116	36,754

Total liabilities	1,184,801	1,024,100

Stockholders’ equity of NNN	1,527,483	1,564,240
Noncontrolling interests	1,291	2,622

Total equity	1,528,774	1,566,862

Total liabilities and equity	$2,713,575	$2,590,962

Common shares outstanding	83,613	82,428

Gross leasable area, Investment Portfolio (square feet)	12,972	11,373

NNN Retail Properties Fund I LLC

(in thousands)

(unaudited)

In September 2007, the company entered into a joint venture, NNN Retail Properties Fund I LLC, with an affiliate of Crow Holdings Realty Partners IV, L.P. The company owns a 15 percent equity interest, and the following summary represents the Balance Sheet and Income Statement Summary for the joint venture. The company’s investment in the joint venture is included in the company’s Balance Sheet Summary under “Investment in unconsolidated affiliate.”

	December 31, 2010	December 31, 2009

Assets:
Cash and cash equivalents	$999	$829
Receivables	200	200
Real estate	72,095	73,279
Other assets	561	838

	$73,855	$75,146

Liabilities:
Notes payable	$43,600	$43,600
Other liabilities	995	1,427

Total liabilities	44,595	45,027

Members’ equity	29,260	30,119

Total liabilities and equity	$73,855	$75,146

	Quarter Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Revenues:
Rental income	$1,565	$1,565	$6,261	$6,261

Expenses:
General and administrative	73	72	331	328
Real estate	4	4	19	19
Depreciation and amortization	369	369	1,475	1,496
Interest	463	472	1,837	1,861

	909	917	3,662	3,704

Net earnings	$656	$648	$2,599	$2,557

National Retail Properties, Inc.

Investment Portfolio

Top 20 Lines of Trade

		As of December 31,
	Line of Trade	2010 (1)	2009 (2)
1.	Convenience stores	23.7%	26.7%
2.	Restaurants - full service	10.1%	9.2%
3.	Automotive parts	7.8%	6.8%
4.	Theaters	5.7%	6.3%
5.	Automotive service	5.3%	5.7%
6.	Sporting goods	4.5%	3.2%
7.	Restaurants - limited service	4.1%	3.5%
8.	Drug stores	4.0%	4.1%
9.	Books	3.8%	4.1%
10.	Grocery	2.7%	2.9%
11.	Consumer electronics	2.5%	2.7%
12.	Office supplies	2.4%	2.6%
13.	Furniture	2.3%	2.5%
14.	Travel plazas	2.3%	2.5%
15.	Health and fitness	2.1%	1.6%
16.	General merchandise	1.4%	1.3%
17.	Family entertainment centers	1.3%	0.4%
18.	Beer, wine and liquor	1.3%	1.8%
19.	Equipment rental	1.3%	1.2%
20.	Auto dealerships	1.2%	1.3%
	Other	10.2%	9.6%

	Total	100.0%	100.0%

Top 10 States

	State	% of Total(1)		State	% of Total(1)
1.	Texas	18.7%	6.	Indiana	4.4%
2.	Florida	10.0%	7.	Ohio	4.1%
3.	Illinois	6.7%	8.	Pennsylvania	3.9%
4.	North Carolina	6.2%	9.	Tennessee	2.9%
5.	Georgia	5.0%	10.	Missouri	2.9%

(1)	Based on the annualized base rent for all leases in place as of December 31, 2010.
(2)	Based on the annualized base rent for all leases in place as of December 31, 2009.

National Retail Properties, Inc.

Investment Portfolio

Top Tenants

	Properties	% of Total(1)
Pantry	96	8.3%
Susser	86	8.0%
AMC Theatre	15	5.5%
Road Ranger	34	3.6%
Mister Car Wash	40	3.4%
Pull-A-Part	20	3.2%
Pep Boys	17	3.0%
Best Buy	7	2.4%
Barnes & Noble	9	2.3%
Logans Roadhouse	19	2.1%
LA Fitness	6	2.0%

Lease Expirations

	% of Total(1)	# of Properties	Gross Leasable Area(2)		% of Total(1)	# of Properties	Gross Leasable Area(2)
2011	1.5%	18	260,000	2017	3.9%	28	682,000
2012	3.1%	35	520,000	2018	2.6%	24	345,000
2013	4.4%	40	839,000	2019	4.0%	41	618,000
2014	4.4%	42	577,000	2020	4.0%	83	694,000
2015	4.5%	72	1,011,000	2021	5.9%	76	602,000
2016	2.2%	19	407,000	Thereafter	59.5%	669	5,565,000

(1)	Based on annual base rent of $233,068,000, which is the annualized base rent for all leases in place as of December 31, 2010.
(2)	Square feet.